Exhibit 23
                                                                      ----------



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement (No. 333-03959) of Northrop Grumman Corporation on Form S-8 of our report dated June 26, 2003, appearing in the annual report on Form 11-K of the Northrop Grumman PEI Retirement Savings Plan for the year ended December 31, 2002.









/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP




Los Angeles, California
June 26, 2003